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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 1995

                              Mycogen Corporation
                              -------------------
            (Exact name of registrant as specified in its charter)


         Delaware                       0-15881                 95-3802654
         --------                       -------                 ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


                5501 Oberlin Drive, San Diego, California 92121
                   (Address of principal executive offices)

Registrant's telephone number, including area code: 619-453-8030

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)


ITEM 8. CHANGE IN FISCAL YEAR.
On April 20, 1995, the Board of Directors of Mycogen Corporation voted to change the fiscal year end from December 31 to August 31. A Form 10-Q will be filed for the quarter ending June 30, 1995 and a Form 10-K will be filed for the eight-month transition period ending August 31, 1995.

Exhibit. Press release dated May 2, 1995.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Mycogen Corporation
                          -------------------
                          (Registrant)

Date: May 2, 1995         /s/ James A. Baumker
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                          Controller, Chief Accounting Officer